UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2016

Oaktree Capital Group, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-35500	26-0174894
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 South Grand Avenue, 28th Floor Los Angeles, California	90071
(Address of principal executive offices)	(Zip Code)

(213) 830-6300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01               Changes in Registrant’s Certifying Accountant

On March 24, 2016, the Audit Committee of the Board of Directors of Oaktree Capital Group, LLC (the “Company”) dismissed PricewaterhouseCoopers LLP (“PwC”) and engaged Ernst & Young LLP (“E&Y”) as the independent registered public accounting firm of the Company.

The reports of PwC on the consolidated financial statements of the Company for the fiscal years ended December 31, 2015 and 2014 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the Company’s fiscal years ended December 31, 2015 and 2014, and the subsequent interim period through March 24, 2016, there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference thereto in their reports on the consolidated financial statements for such fiscal years.

During the Company’s fiscal years ended December 31, 2015 and 2014, and the subsequent interim period through March 24, 2016, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided PwC with a copy of the disclosures in this Current Report on Form 8-K prior to the time this Form 8-K was filed with the Securities and Exchange Commission (the “SEC”). The Company requested that PwC furnish it a letter addressed to the SEC stating whether they agree with the above statements and, if not, stating the respects in which they do not agree. A copy of that letter, dated March 30, 2016, is filed as Exhibit 16.1 to this Form 8-K.

During the Company’s fiscal years ended December 31, 2015 and 2014, and subsequent interim period through March 24, 2016, neither the Company nor anyone on its behalf consulted E&Y regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Exhibits.

16.1	Letter from PricewaterhouseCoopers LLP

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2016	OAKTREE CAPITAL GROUP, LLC

	By:	/s/ Susan Gentile
		Name:	Susan Gentile
		Title:	Managing Director and Chief Accounting Officer